Exhibit 99.6

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Contents

Explanation of Pro Forma Information	1 - 2
Unaudited Pro Forma Consolidated Balance Sheet as of August 27, 2005	3
Unaudited Pro Forma Consolidated Statement of Operations for the year
(52 weeks) ended May 28, 2005	4
Unaudited Pro Forma Consolidated Statement of Operations for the thirteen
weeks ended August 27, 2005	5
Unaudited Combining Statement of Operations for the year (52 weeks) ended
July 2, 2005	6
Unaudited Combining Statement of Operations for the twelve weeks ended
September 24, 2005	7
Notes to Unaudited Pro Forma Consolidated Financial Statements	8 - 12

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Explanation of Pro Forma Information

Pursuant to terms of the Agreement to Form a Limited Liability Company, Transfer Assets Thereto, and Purchase Units of Membership Therein (the “Agreement”) dated July 28, 2005, Hillandale Farms, Inc. (“HFI”) and Hillandale Farms of Florida, Inc. (“HFFI”) transferred substantially all of their assets, liabilities and operations into a newly formed Florida limited liability company named Hillandale, LLC and Cal-Maine Foods, Inc. (the “Company”) or (“Cal-Maine”) agreed to acquire 51% of Hillandale, LLC. The Company also agreed to acquire the remaining 49% of Hillandale, LLC in essentially equal annual installments over a four-year period, with the purchase price equal to the net book value of the units purchased as calculated in accordance with the Agreement. Because the Company gained effective control of Hillandale, LLC’s operations upon signing of the Agreement, the acquisition date for accounting purposes is July 28, 2005.

The following unaudited pro forma consolidated financial information has been derived by the application of pro forma adjustments to the historical consolidated financial statements of the Company, HFI, HFFI and Hillandale, LLC for the periods indicated. The unaudited pro forma consolidated balance sheet was prepared as if the acquisition occurred on August 27, 2005 and the unaudited pro forma consolidated statements of operations were prepared as if the acquisition occurred on May 30, 2004. The pro forma adjustments reflected therein are based upon available information and upon certain assumptions that we believe are reasonable.

The Company’s fiscal year end ends on the Saturday nearest May 31 of each year, while HFI and HFFI’s fiscal years end on the Saturday nearest June 30 of each year. The unaudited pro forma consolidated statement of operations for the year ended May 28, 2005 includes the consolidated statement of operations of the Company for the year ended May 28, 2005 and the statements of operations of HFI and HFFI for the year ended July 2, 2005.

The Company’s first fiscal quarter ended on August 27, 2005. All of the information to close the accounting records of Hillandale, LLC was not available for consolidation with the Company’s financial statements for the first fiscal quarter ended August 27, 2005. Therefore, the Company will include the financial statements of Hillandale, LLC in its consolidated financial statements beginning in the second fiscal quarter ended November 26, 2005. The operating results of Hillandale, LLC for the period from July 29, 2005 through August 27, 2005 were not significant to the Company’s operations and financial position for the first quarter of fiscal 2006. Accordingly, the accompanying unaudited pro forma consolidated statement of operations of the Company for its fiscal first quarter ended August 27, 2005 includes the combined operations of Hillandale, LLC and its predecessors, HFI and HFFI, for their fiscal first quarter ended September 24, 2005.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Explanation of Pro Forma Information (Continued)

The accompanying unaudited pro forma consolidated balance sheet includes the consolidated balance sheet of the Company as of its first quarter ended August 27, 2005 and the balance sheet of Hillandale, LLC as of its first quarter ended September 24, 2005.

The unaudited pro forma consolidated statements of operations do not reflect any potential cost savings which may be realized following the acquisition. The pro forma adjustments are based on estimates, evaluations and other data currently available and, in the Company’s opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the acquisition and related transactions. The unaudited pro forma consolidated balance sheet and statements of operations are provided for illustrative purposes only and are not necessarily indicative of what the combined results of operations or financial position would actually have been had the acquisition occurred at the date indicated, nor do they represent a forecast of combined results of operations or financial position for any future period or date.

All information contained herein should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended May 28, 2005, its Quarterly Report on Form 10-Q for the quarter ended August 27, 2005, the financial statements and notes thereto of HFI, HFFI and Hillandale, LLC included in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 of this Form 8-K/A and the notes to unaudited pro forma condensed combined financial statements included herein.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Balance Sheet
(In thousands)
As of August 27, 2005

	Cal-Maine Foods, Inc. August 27, 2005	Hillandale, LLC September 24, 2005	Pro Forma Adjustments		Pro forma Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$25,186	$1,892	$133	(a)	$27,211
Investments	20,995	--	(19,977	)(a)(b)	1,018
Trade and other receivables	18,528	4,655	870	(a)	24,053
Receivables from related parties	--	5,516	--		5,516
Recoverable federal and state income taxes	10,270	--	--		10,270
Inventories	43,766	11,441	303	(a)	55,510
Prepaid expenses and other current assets	1,117	581	131	(a)	1,829

Total current assets	119,862	24,085	(18,540)		125,407
Other assets:
Notes receivable and investments	9,544	1,147	(3,133	)(a)	7,558
Goodwill	3,147	--	--		3,147
Other assets	1,393	1,088	21	(a)	2,502

	14,084	2,235	(3,112)		13,207
Property, plant and equipment, net	123,955	23,112	30,309	(a)(c)	177,376

Total assets	$257,901	$49,432	$8,657		$315,990

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued	$31,593	$3,609	$611	(a)	$35,813
Accounts payable - related parties	--	1,470	--		1,470
Notes payable	--	8,010	(8,010	)(d)	--
Current maturities of long-term debt	10,195	2,804	(2,383	)(d)	10,616
Deferred income taxes	9,240	--	--		9,240

Total current liabilities	51,028	15,893	(9,782)		57,139
Long-term debt, less current maturities	71,091	10,989	39,943	(d)	122,023
Other non-current liabilities	1,971	--	--		1,971
Minority interest	--	--	1,046	(a)	1,046
Deferred income taxes	20,310	--	--		20,310

Total liabilities	144,400	26,882	31,207		202,489
Stockholders’ equity:
Common stock	375	--	--		375
Members’ equity	--	22,550	(22,550)		--
Paid-in capital	28,655	--	--		28,655
Retained earnings	105,966	--	--		105,966
Common stock in treasury	(21,495)	--	--		(21,495)

Total stockholders’ equity	113,501	22,550	(22,550)		113,501

Total liabilities and stockholders’ equity	$257,901	$49,432	$8,657		$315,990

See notes to pro forma consolidated financial information.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Statement of Operations
(In thousands, except per share amounts)
For the year (52 weeks) ended May 28, 2005

	Year (52 weeks) ended May 28, 2005 Cal-Maine Foods, Inc.	Year (52 weeks) ended July 2, 2005 HFFI & HFI Combined	Pro forma Adjustments		Pro Forma Adjusted
Net sales	$375,266	$80,752	$18,495	(a)	$474,513
Cost of sales	339,833	89,553	20,996	(a)(e)	450,382

Gross profit (loss)	35,433	(8,801)	(2,501)		24,131
Selling, general and administrative	47,758	7,204	1,459	(a)	56,421

Operating loss	(12,325)	(16,005)	(3,960)		(32,290)
Other income (expense):
Interest expense	(5,906)	(920)	(1,941	)(a)(f)	(8,767)
Interest income	1,684	261	(253	)(a)(f)	1,692
Equity in loss of affiliates	(88)	(1,386)	(197	)(a)	(1,671)
Other, net	1,227	678	22	(a)	1,927

	(3,083)	(1,367)	(2,369)		(6,819)

Loss before income taxes and minority interest	(15,408)	(17,372)	(6,329)		(39,109)
Income tax expense (benefit)	(5,050)	21	(5,109	)(g)	(10,138)

Loss before minority interest	(10,358)	(17,393)	(1,220)		(28,971)
Minority interest in net income of
consolidated subsidiary	--	--	(43	)(a)	(43)

Net loss	$(10,358)	$(17,393)	$(1,263)		$(29,014)

Net loss per share:
Basic	$(0.43)				$(1.22)

Diluted	$(0.43)				$(1.22)

Weighted average shares outstanding:
Basic	23,834				23,834

Diluted	23,834				23,834

See notes to pro forma consolidated financial information.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Consolidated Statement of Operations
(In thousands, except per share amounts)
For the thirteen weeks ended August 27, 2005

	Thirteen Weeks Ended August 27, 2005 Cal-Maine Foods, Inc.	Twelve Weeks Ended September 24, 2005 HFI, HFFI and Hillandale, LLC Combined	Pro forma Adjustments		Pro forma Adjusted
Net sales	$79,756	$24,666	$3,520	(a)	$107,942
Cost of sales	78,796	22,184	4,808	(a)(e)	105,788

Gross profit
	960	2,482	(1,288)		2,154
Selling, general and administrative	10,917	5,191	329	(a)	16,437

Operating loss
	(9,957)	(2,709)	(1,617)		(14,283)
Other income (expense):
Interest expense, net	(1,695)	(234)	(556	)(f)	(2,485)
Other, net	(449)	85	339	(f)	(25)

	(2,144)	(149)	(217)		(2,510)

Loss before income taxes and minority interest	(12,101)	(2,858)	(1,834)		(16,793)
Income tax expense (benefit)	(3,993)	(2)	(921	)(g)	(4,916)

Loss before minority interest	(8,108)	(2,856)	(913)		(11,877)
Minority interest in net income of
consolidated subsidiary	--	--	(168	)(a)	(168)

Net loss	$(8,108)	$(2,856)	$(1,081)		$(12,045)

Net loss per share:
Basic	$(0.35)				$(0.51)

Diluted	$(0.35)				$(0.51)

Weighted average shares
outstanding:
Basic	23,490				23,490

Diluted	23,490				23,490

See notes to pro forma consolidated financial information.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Combining Statement of Operations
(In thousands)
For the year (52 weeks) ended July 2, 2005

	Year (52 weeks) ended		Adjustments		Year (52 weeks) ended July 2, 2005
	July 2, 2005 HFI	July 2, 2005 HFFI	for operations not acquired (2)	Combining Entries (1)	HFFI & HFI Combined
Net sales	$76,879	$42,173	$(6,200)	$(32,100)	$80,752
Cost of sales	68,339	38,454	(5,332)	(11,908)	89,553

Gross profit	8,540	3,719	(868)	(20,192)	(8,801)
Selling, general and administrative	--	--	(672)	7,876	7,204
Operating expenses	23,306	4,762		(28,068)	--

Operating loss	(14,766)	(1,043)	(196)	--	(16,005)
Other income (expense):
Interest expense	(729)	(191)	--	--	(920)
Interest income	242	19	--	--	261
Equity in loss of affiliates	(1,386)	--	--	--	(1,386)
Other, net	(252)	914	16	--	678

	(2,125)	742	16	--	(1,367)

Loss before income taxes	(16,891)	(301)	(180)	--	(17,372)
Income tax expense	--	21	--	--	21

Net loss	$(16,891)	$(322)	$(180)	$--	$(17,393)

(1)     Combining entries consist of elimination of intercompany sales from HFI to HFFI and reclassifications of certain costs and expenses to conform to the classifications of similar costs and expenses in the Company’s consolidated statements of operations.

(2)     Adjustments for operations not acquired reflect certain feed mill operations of HFFI not contributed to Hillandale, LLC.

See notes to pro forma consolidated financial information.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Unaudited Pro Forma Combining Statement of Operations
(In thousands)
For the twelve weeks ended September 24, 2005

	Four Weeks Ended July 30, 2005 HFI	Four Weeks Ended July 30, 2005 HFFI	Eight Weeks Ended September 24, 2005 Hillandale, LLC	Adjustments for operations not acquired (2)	Combining Entries (1)	Twelve Weeks Ended September 24, 2005 HFI, HFFI and Hillandale, LLC Combined
Net sales	$5,278	$2,993	$19,081	$(394)	$(2,292)	$24,666
Cost of sales	4,750	2,614	15,671	(322)	(529)	22,184

Gross profit	528	379	3,410	(72)	1,763	2,482
Operating expenses	1,995	387	--	--	(2,382)	--
Selling, general and administrative	--	--	4,623	(51)	619	5,191

Operating loss	(1,467)	(8)	(1,213)	(21)	--	(2,709)
Other income (expense):
Interest expense, net	(68)	(25)	(141)	--	--	(234)
Other, net	(27)	95	19	(2)	--	85

	(95)	70	(122)	(2)	--	(149)

Income (loss) before income taxes	(1,562)	62	(1,335)	(23)	--	(2,858)
Income tax expense (benefit)	--	(2)	--	--	--	(2)

Net Income (loss)	$(1,562)	$64	$(1,335)	$(23)	$--	$(2,856)

(1)     Combining entries consist of elimination of intercompany sales from HFFI to HFI and reclassifications of certain costs and expenses to conform to the classification of similar costs and expenses in the Company’s consolidated statements of operations.

(2)     Adjustments for operations not acquired reflect certain feed mill operations of HFFI not contributed to Hillandale, LLC.

See notes to pro forma consolidated financial information.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Statements
(In thousands)

The Unaudited Pro Forma Balance Sheet assumes that the Hillandale, LLC acquisition actually occurred as of Hillandale, LLC’s fiscal first quarter ended September 24, 2005. The Unaudited Pro Forma Statements of Operations assume the acquisition of Hillandale, LLC occurred on May 30, 2004. The purchase price was allocated to the assets acquired and liabilities assumed based upon the fair market values as set forth in the following table.

Calculation of preliminary purchase price:
Cash consideration to seller for 51% of
Hillandale, LLC's membership units	$27,006
Obligation to acquire 49% of
Hillandale, LLC's membership units	22,633

Total preliminary purchase price	$49,639

Allocation of preliminary purchase price:
Current assets	$24,085
Property, plant and equipment, net	50,201
Other non-current assets	2,235

Total assets acquired	76,521
Less: Total liabilities assumed	(26,882)

Net assets acquired	$49,639

The Company’s obligation to acquire the remaining 49% of Hillandale, LLC’s membership units is payable in essentially equal annual installments over a four year period, with each installment of the purchase price adjusted to equal the net book value of the units purchased as calculated in accordance with the Agreement. The obligation is recorded at the estimated amounts to be paid, discounted to the net present value using the Company’s borrowing rate of 5.1%.

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Statements
(In thousands)

(a)	The Company has a 44% membership interest in American Egg Products, LLC (“AEP”) and Hillandale, LLC has a 27.5% membership interest in AEP which are accounted for by the equity method in their respective historical financial statements. Effective with the purchase of Hillandale, LLC, the Company is required to consolidate the financial statements of AEP. Pro forma adjustments to reflect the consolidation of AEP’s balance sheet as of August 27, 2005 are as follows:

Cash and cash equivalents	$133
Investments	112
Trade and other receivables	870
Inventories	303
Prepaid expenses and other current assets	131

Total current assets	$1,549

Property, plant and equipment, net	$3,220
Notes receivable and investments	(3,133)
Other assets	21

Total assets	$1,657

Accounts payable and accrued expenses	$611
Minority interest	1,046

Total liabilities and minority interest	$1,657

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Statements
(In thousands)

Pro forma adjustments to reflect the consolidation of the operations of AEP are as follows:

	13 weeks ended August 27, 2005	Year (52 weeks) ended May 28, 2005
Net sales	$3,520	$18,495
Cost of sales	3,794	16,940

Gross profit (loss)	(274)	1,555
Selling, general and administrative	329	1,459

Operating income (loss)	(603)	96
Interest expense	--	(2)
Interest income	--	33
Equity in income (loss)
of affiliates	326	(197)
Other income, net	13	22

Loss before minority interest	(264)	(48)
Minority interest	(168)	(43)

Net loss	$(432)	$(91)

(b)	Reflects pro forma reduction in the Company’s short-term investments used at closing as follows:

Borrowings under term note payable from
insurance company	$28,000
Cash consideration to seller	(27,006)
Payment of existing debt of Hillandale, LLC	(21,083)

Net decrease in short-term investments	$(20,089)

(c)	Increase of $27,089 represents the pro forma adjustment to record property, plant and equipment of Hillandale, LLC at fair value.

(d)	Reflects the pro forma changes in notes payable and long-term debt resulting from the Company’s purchase and related financing of Hillandale, LLC as shown below:

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Statements
(In thousands)

Notes payable paid at closing	$(8,010)

Current maturities of long-term debt	$(2,383)

Term loan from insurance company	$28,000
Obligation to acquire the 49% of
Hillandale, LLC membership units	22,633
Hillandale, LLC long-term debt paid at closing	(10,690)

Net increase in long-term debt	$39,943

(e)	Reflects additional depreciation expense of $4,056 for the year (52 weeks) ended May 28, 2005 and $1,014 for the thirteen weeks ended August 27, 2005 resulting from the increase in the carrying values of property, plant and equipment from their historical cost to their fair values.

(f)	Reflects the pro forma effect on interest expense and interest income of the acquisition of Hillandale, LLC and related financing transactions had the transactions occurred on May 30, 2004 as follows:

	13 weeks ended August 27, 2005	Year (52 weeks) ended May 28, 2005
Interest expense:
Term loan from
insurance company	$405	$1,621
Hillandale, LLC notes payable and
long-term debt paid at closing	(221)	(886)
Obligation to acquire 49%
of Hillandale, LLC
membership units	301	1,204

Total interest expense	485	1,939
Interest income:
Reduction of interest income due
to cash paid at closing	(71)	(286)

Interest expense, net
of interest income	$556	$2,225

Cal-Maine Foods, Inc.
Unaudited Pro Forma Consolidated Financial Information

Notes to Unaudited Pro Forma Consolidated Financial Statements
(In thousands)

(g)	Reflects pro forma income taxes to give effect to the acquisition of Hillandale, LLC as of May 30, 2004 as follows:

	13 weeks ended August 27, 2005	Year (52 weeks) ended May 28, 2005
Historical loss before income
taxes of HFI, HFFI and
Hillandale, LLC	$(2,858)	$(17,372)
Effect of pro forma adjustments on
loss before income taxes and
minority interest	(1,834)	(6,329)
Less pro forma losses of
Hillandale, LLC reportable on
the tax returns of the holding
49% of the membership
units of Hillandale, LLC	2,170	9,703

	(2,522)	(13,998)
Statutory federal and state
income tax rate	36.5%	36.5%

Pro forma income tax (benefit)	$(921)	$(5,109)